UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2014

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (510) 450-0761

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 23, 2014, Amyris, Inc. ("Amyris") announced the pricing of $75.0 million aggregate principal amount of 6.50% Convertible Senior Notes due 2019 (the "Notes"). Amyris also granted the initial purchaser of the Notes an option to purchase up to an additional $15.0 million aggregate principal amount of Notes. The Notes will be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release dated May 23, 2014 announcing Amyris, Inc.'s pricing of $75.0 million aggregate principal amount of 6.50% Convertible Senior Notes due 2019.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amyris, Inc. (Registrant)
May 23, 2014 (Date)	/s/ NICHOLAS KHADDER Nicholas Khadder SVP and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press release dated May 23, 2014 announcing Amyris, Inc.'s pricing of $75.0 million aggregate principal amount of 6.50% Convertible Senior Notes due 2019.